This is filed pursuant to Rule 497(e)
File Nos. 333-112207 and 811-21497

ALLIANCEBERNSTEIN
   Investments

                                       ALLIANCEBERNSTEIN CORPORATE INCOME SHARES
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Supplement dated March 13, 2009 to the AllianceBernstein Corporate Shares
Prospectus dated August 29, 2008, as supplemented January 27, 2009, offering shares of AllianceBernstein Corporate Income Shares (the "Fund").

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Fund - Portfolio Managers."

The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Corporate Income Shares Investment Team (the "Team"). Jeffrey S. Phlegar is no longer a member of the Team. Shawn E. Keegan, Joel J. McKoan, and Lawrence J. Shaw continue to be the senior persons within the Team primarily responsible for day-to-day management of the Fund's portfolio.

                                    * * * * *


This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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